EXHIBIT 23.2




MOSS-ADAMS  LLP

CERTIFIED  PUBLIC  ACCOUNTANTS



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement of Form S-8 of our report dated February 20, 2001, relating to the financial statements, which appears in Stratabase's Annual Report on Form 10-KSB for the year ended December 31, 2000.


/s/  MOSS  ADAMS  LLP

Portland,  Oregon
January  31,  2002